Senior Unsecured Bond - Schedule of Breakdown of Senior Unsecured Bond and Total Deferred Financing Costs (Detail) - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018
Debt Instrument [Line Items]
Total Bond, net of deferred financing costs	$ (692,026)	$ (675,738)
2017 Senior Unsecured Bonds [Member]
Debt Instrument [Line Items]
Total Bond	(100,000)	(100,000)
Less deferred financing costs	734	961
Total Bond, net of deferred financing costs	$ (99,266)	$ (99,039)